UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 29, 2006
OPENTV CORP.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation or organization)	001-15473 (Commission File Number)	98-0212376 (I.R.S. Employer Identification No.)
275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 962-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
SIGNATURES

Item  4.01.  Changes in Registrant’s Certifying Accountant.
(a)  Dismissal of KPMG LLP
On June 29, 2006, the Audit Committee (the “Committee”) of the Board of Directors of OpenTV Corp. (the “Company”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm.
The reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2004 and December 31, 2005 and through June 29, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports on the Company’s consolidated financial statements for such years.
The Company reported material weaknesses in Item 9A of its Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 10-K”) and in Item 9A of its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”). The following descriptions are qualified in their entirety by the complete descriptions of these matters set forth in Item 9A for each of 2004 and 2005, respectively, all of which is hereby incorporated by reference as if set forth in full herein.
2004 Material Weaknesses and Remediation Efforts
The Company identified the following material weaknesses as of December 31, 2004:
•      Certain duties within the Company’s financial group were not properly segregated. The Company’s controller had the ability to direct other personnel within the finance group to initiate and enter manual journal entries in the Company’s books and records without authorization or review by other members of the financial organization. The Company implemented procedures during 2005 that, it believed, had remediated this material weakness as of December 31, 2004.
•	Certain controls associated with the financial reporting and close process were not effective.
•	Management’s review of certain year-end accruals was not effective in 2004. Specifically, this review in 2004 did not identify that an accrual was not adequately supported by reasonable assumptions and sufficient documentation. While the Company implemented new procedures during 2005 to address this deficiency, management concluded that it had not remediated this deficiency as of December 31, 2005.

•	Management’s ineffective review of certain detailed schedules prepared in connection with the Company’s financial reporting process for 2004 to support the Company’s financial statements and related note disclosures led to errors in the statement of cash flows, lease commitments and tax notes and required modification of these notes as included in the Company’s 2004 audited financial statements. The Company implemented procedures during 2005 that, it believed, had remediated this material weakness as of December 31, 2005.

•	The Company did not have sufficient internal personnel and technical expertise to properly apply accounting principles to certain non-routine business matters. As a result, the Company inappropriately applied the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangibles (SFAS No. 142) in conducting its annual analysis for potential impairment that led to an error in the accounting for goodwill that was identified and subsequently corrected. While the Company implemented new procedures during 2005 to address this deficiency, management concluded that it had not remediated this deficiency as of December 31, 2005.
Based on these material weaknesses, the Company concluded, as set forth in its 2004 10-K, that its internal control over financial reporting was not effective as of December 31, 2004.

2005 Material Weaknesses and Remediation Efforts
The Company identified the following material weaknesses as of December 31, 2005:
•	The Company’s financial reporting process did not provide for effective account analysis for certain financial statement accounts. Specifically, the accounting for accruals, long-term other assets, and deferred tax assets was not adequately analyzed. This material weakness resulted in errors, which were material in the aggregate, in the Company’s preliminary 2005 financial statements.

•	The Company did not have sufficient personnel with adequate technical expertise to analyze effectively, and review in a timely manner, its accounting for revenue and income taxes. These material weaknesses resulted in material errors in the Company’s accounting for: (a) certain complex multiple-element software license and professional service arrangements; and (b) income taxes and related financial statement note disclosures.
Based on these material weaknesses, the Company concluded, as set forth in its 2005 10-K, that its internal control over financial reporting was not effective as of December 31, 2005.
Except for the foregoing material weaknesses in internal control over financial reporting, no other reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company during the years ended December 31, 2004 and 2005 and through June 29, 2006. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weaknesses described above.
The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made above. The Company will file KPMG's letter as an exhibit to an amendment of this Form 8-K when such letter is received.
(b)  Engagement of Grant Thornton LLP
On July 6, 2006, the Committee engaged Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through July 6, 2006, neither the Company nor anyone acting on its behalf consulted with GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENTV CORP.
Date: July 6, 2006	By:	/s/ Scott Wornow
		Name:	Scott Wornow
		Title:	Senior Vice President, General Counsel